SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549



                          FORM 8-K/A 4



                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934



                Date of Report: January 15, 1997
             (Amending Report Dated August 28, 1996)


                   SUARRO COMMUNICATIONS, INC.
                (f/k/a/ SOLUTIONS, INCORPORATED)
     (Exact name of registrant as specified in its charter)


                             NEVADA
         (State or other jurisdiction of incorporation)


     0-23512                            84-1273503
(Commission File No.)                (IRS Employer
                                   Identification No.)


                       1635 N.E. Loop 410
                            Suite 900
                    San Antonio, Texas 78209
(Address of principal
 executive offices)



Registrant's telephone number, including area code: (210) 805-0599





                       Page 1 of 14 pages.

Item 7.  Financial Statements and Exhibits.

        (a)  Financial Statements of Business Acquired.

             (1)    Suarro Communications, Inc.

                    Restated Audited Financial Statements for the
                    Fiscal Year Ended April 30, 1996, and for the
                    interim period May 1, 1996 through August 16,
                    1996

        (b)  Pro Forma Financial Statements.

             (1) Restated Pro Forma Combined Balance Sheet dated August 16, 1996 and Notes thereto (unaudited)

             (2)    Restated Pro Forma Combined Statements of
                    Operations for the interim period from May 1, 1996 to August 16, 1996 and Notes thereto
                    (unaudited)

        (c)  Exhibits.

             All exhibits applicable were previously filed with the Form 8-K dated August 28, 1996, and Amendment No. 1 thereto dated September 6, 1996

























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

R. E. Bassie & Co.
Certified Public Accountants
















                    Suarro Communications, Inc.
                    (A Development Stage Company)

                    Financial Statements
                    August 16, 1996 and April 30, 1996

                    (With Independent Auditors'
                    Report Thereon)

Suarro Communications, Inc.
(A Development Stage Company)

Index


Independent Auditors' Report

Financial Statements:

     Balance Sheets - August 16, 1996 and April 30, 1996

     Statement of Operations - For the period from May 1, 1996 to
       August 16, 1996 and for the year ended April 30, 1996, and for the period from August 18, 1988 (date of inception) to August 16, 1996

     Statement of Stockholders' Equity - For the period from August
       18, 1988 (date of inception) to August 16, 1996

     Statements of Cash Flows - For the period from May 1, 1996 to
       August 16, 1996 and for the year ended April 30, 1996, and for the period from August 18, 1988 (date of inception) to August 16, 1996

     Notes to Financial Statements

All schedules have been omitted because they are not applicable, not required, or because the information is included in the financial statements or notes thereto.

R. E. Bassie & Co.
Certified Public Accountants

                                      7100 Regency Square Blvd.,
                                      Suite 135
                                      Houston, Texas  77036-3208
                                      Tel: (713) 266-0691 Fax:
                                      (713) 266-0692

Independent Auditors' Report

The Board of Directors
Suarro Communications, Inc.:

We have audited the financial statements of Suarro Communications, Inc. (a Development Stage Company) as listed in the accompanying index. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit. The financial statements of Suarro Communications, Inc. as of April 30, 1996 and for the preceding periods were audited by other auditors whose report dated June 1, 1996 expressed an unqualified opinion on these statements.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above presents fairly, in all material respects, the financial position of Suarro Communications, Inc. as of August 16, 1996, and the results of its operations and its cash flows for the period from May 1, 1996 to August 16, 1996, in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in
Note 5 to the financial statements, the Company is a newly organized development stage corporation with limited capital. Successful development and marketing of the Company's products and the procurement of additional financing is necessary for the Company to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


January 10, 1997


                          SUARRO COMMUNICATIONS, INC.
                         (A Development Stage Company)

                                Balance Sheets

                       August 16, 1996 and April 30, 1996

                                                       August 16,   April 30,
                Assets                                    1996        1996
                                                        ________    ________
Cash                                                    $    113       1,870

Proprietary telecommunication
  and Internet costs (note 2)                                  0           0
                                                        ________    ________
    Total assets                                        $    113       1,870

   Liabilities and Stockholders' Equity

Liabilities                                                    0           0
                                                        ________    ________
      Total liabilities                                        0           0
                                                        ________    ________

Stockholders' equity (notes 2 and 3):
   Preferred stock, no par value.
      Authorized 1,000,000 shares;
      issued and outstanding, 0 shares                         0           0
   Common stock, $.001 par value.
      Authorized 20,000,000 shares;
      issued and outstanding, 6,200,000 shares             6,200       6,200
   Additional paid-in capital (discount)                  (2,048)     (2,048)
   Deficit accumulated during the development stage       (4,039)     (2,282)
                                                        ________    ________
      Total stockholders' equity                             113       1,870
                                                        ________    ________
      Total liabilities and stockholders' equity        $    113       1,870


See accompanying notes to financial statements.



                   SUARRO COMMUNICATIONS, INC.
                  (A Development Stage Company)

                    Statements of Operations

     For the period from May 1, 1996 to August 16, 1996, and the year ended April 30, 1996, and the period from August 18, 1988
             (date of inception) to August 16, 1996

                                                                August 18,
                                         May 1,                    1988
                                        1996 to   Year ended  (inception) to
                                       August 16,  April 30,    August 16,
                                          1996       1996          1996
                                      __________  __________    __________
Revenue                               $        0           0             0

Expenses                                   1,757       1,782         4,039
                                      __________  __________    __________

      Net loss                        $   (1,757)     (1,782)       (4,039)


See accompanying notes to financial statements.



                   SUARRO COMMUNICATIONS, INC.
                  (A Development Stage Company)

                Statement of Stockholders' Equity

For the period from August 18, 1988 (date of inception) to August 16, 1996

                                                      Deficit
                                         Additional Accumulated
                                          Paid-in   during the     Total
                      Preferred  Common   Capital   Development Stockholders'
                        Stock     Stock  (Discount)    Stage       Equity
                      ________  ________ __________ ___________ ____________
Balance,
 August 18, 1988      $      0         0          0           0            0

  Issuance of 50,000
   shares of
   common stock              0        50      2,232           0        2,282

  Stock split, 20 to 1       0       950       (950)          0            0
  Issuance of 5,200,000
   shares of
   common stock              0     5,200     (3,330)          0        1,870

  Net loss                   0         0          0      (4,039)      (4,039)
                      ________  ________ __________ ___________ ____________

 Balance,
  August 16, 1996     $      0     6,200     (2,048)     (4,039)         113


 See accompanying notes to financial statements.



                   SUARRO COMMUNICATIONS, INC.
                  (A Development Stage Company)

                    Statements of Cash Flows


     For the period from May 1, 1996 to August 16, 1996, and the year ended April 30, 1996, and the period from August 18, 1988
             (date of inception) to August 16, 1996

                                                                 August 18,
                                          May 1,                    1988
                                         1996 to   Year ended  (inception) to
                                        August 16,  April 30,     August 16,
                                           1996       1996           1996
                                        _________   _________     _________
Cash flows from operating activities:
   Deficit accumulated during
    the development stage               $  (1,757)     (1,782)       (4,039)
   Service provided in
    exchange for stock                          0           0           500
                                        _________   _________     _________

       Net cash provided by
        operating activities               (1,757)     (1,782)       (3,539)

Cash flows from investing activities            0           0             0

Cash flows from financing activities            0       3,652         3,652
                                        _________   _________     _________

       Net increase (decrease) in cash     (1,757)      1,870           113
                                        _________   _________     _________

Cash, beginning of period                   1,870           0             0
                                        _________   _________     _________

Cash, end of period                     $     113       1,870           113

Supplemental disclosures:
   Noncash investing and financing activities (note 2)


See accompanying notes to financial statements.


                   SUARRO COMMUNICATIONS, INC.
                  (A Development Stage Company)

                  NOTES TO FINANCIAL STATEMENTS

                         August 16, 1996

(1)  Organization

     Suarro Communications, Inc. (the Company), a Nevada corporation, was incorporated on August 18, 1988. The Company was formed as a consolidation vehicle for the purpose of delivering cost effective national on-line business services and products through the Internet.

     The Company acquired proprietary telecommunication products developed for the Internet from the two common stock shareholders. The Company is in the process of initiating the marketing of its first product, Annual Reports On-Line, as well as other Internet related products. To date there have been no sales orders.

(2)  Merger

     Effective August 16, 1996, the Company acquired all of the outstanding common stock of Suarro Communications, Inc. by issuing 5,200,000 shares of its authorized common stock. As a result of the consummation of this share exchange, the Company undertook a forward split of its common stock whereby 20 shares of common stock was issued in exchange for 1 share of common stock, increased its authorized capitalization to 20,000,000 shares of common stock and authorized 1,000,000 shares of preferred stock, and changed its name to Suarro Communications, Inc.

     The merger was accounted for by the "pooling of interests" method of accounting.

(3)  Proprietary Telecommunication and Internet Costs

     The costs of developing the proprietary telecommunication and Internet products were incurred prior to incorporation of the Company. Material and contract services totaling $149,982 were paid by two individuals or their wholly-owned company.
     In addition, the shareholders valued their personal time in producing the technology at $328,000. Upon incorporation, the Company originally recorded as an asset $349,382 of these costs as proprietary telecommunication and Internet costs.
     The remaining $128,600 ($8,600 in paid expenses and $120,000 of the shareholders' personal time) of the total cost was not recorded as an asset because this amount was originally considered to be the only amount incurred as research and development costs. The $349,382 was originally capitalized because management concluded that technological feasibility had been established after incurring the research and

                   SUARRO COMMUNICATIONS, INC.
                  (A Development Stage Company)

                  NOTES TO FINANCIAL STATEMENTS

                         August 16, 1996

     development expenses. Management's subsequent evaluation of the development process changed its original conclusion as to the date that technological feasibility had been established; therefore, all costs incurred prior to incorporation ($477,982) were expensed as research and development expenses. Accordingly, the financial statements were restated to reflect the following changes:

                           As Previously
                             reported    (Decrease)  As restated
                            _________     ________    _________
     August 16, 1996:
          Proprietary tele-
           communication and
           Internet costs   $ 349,382     (349,382)           0

          Additional paid-
           in capital
           (discount)       $ 347,334     (349,382)      (2,048)


(4)  Development Stage Operations

     The Company is currently in the developmental stage and has no significant operations to date.

(5)  Going Concern

     The Company is a newly organized development stage corporation that has not commenced operations as of August 16, 1996. This factor, together with its limited capital, among others, indicate that the Company may be unable to continue its operations without successful development and marketing of the Company's products and the procurement of additional financing.

     The accompanying financial statements have been prepared on the assumption that the Company will continue in business, which contemplates the realization of assets through continuing operations. No adjustments have been made to reflect potentially lower realizable value of assets should the Company be unable to continue its operations, as the outcome of the above matter is not currently determinable.

                Pro Forma Combined Balance Sheet

     The following pro forma combined balance sheet presents, under the "pooling of interest" method of accounting, the balance sheet of Solutions, Incorporated as of August 16, 1996, combined with the balance sheet of Suarro Communications, Inc, as of August 16, 1996.


                   SUARRO COMMUNICATIONS, INC.
                  (A Development Stage Company)
                PRO FORMA COMBINED BALANCE SHEET
                         August 16, 1996
                                           Suarro
                          Solutions,  Communications  Adjustments
                         Incorporated       Inc,        (a) (b)    Pro Forma
                         ____________  ____________  ____________  __________
Cash                     $          0           113                       113

Proprietary tele-
 communications and
 Internet costs                     0             0                         0
                         ____________  ____________  ____________  __________

    Total Assets         $          0           113             0         113


Liabilities                         0             0             0           0
                         ____________  ____________  ____________  __________

Total Liabilities                   0             0             0           0
                         ____________  ____________  ____________  __________

Stockholders' equity:
Preferred stock                     0             0                         0
Common stock                       50         1,870         4,280       6,200
 Additional paid-
  in capital                    2,232             0        (4,280)     (2,048)
 Deficit accumulated
  during the development
  stage                        (2,282)       (1,757)                   (4,039)
                         ____________  ____________  ____________  __________

Total stockholders
 equity                             0           113             0         113
                         ____________  ____________  ____________  __________

Total liabilities and
 stockholders equity     $          0           113             0         113

____________________

Notes to Pro Forma Combined Financial Statements

(a) Solutions, Incorporated amended its articles of Incorporation in May 1996 to increase its authorized stock to 20,000,000 shares. Solutions, Incorporated had a twenty to one stock split resulting in an increase of its outstanding shares from 50,000 to 1,000,000.

(b) Solutions, Incorporated issued 5,200,000 shares of common stock in exchange for the 300,000 outstanding shares of Suarro Communications, Inc. The transaction was accounted for using the "pooling of interest" method of accounting.


           Pro Forma Combined Statements of Operations

     The following pro forma combined statements of operations presents, under the "pooling of interest" method of accounting, the statement of operations of Solutions, Incorporated for the period from May 1, 1996 to August 16, 1996, combined with the statement of operations of Suarro Communications, Inc. for the period from March 16, 1996 to August 16, 1996.

                    SOLUTIONS, INCORPORATED.
                  (A Development Stage Company)
           PRO FORMA COMBINED STATEMENT OF OPERATIONS
       FOR THE PERIOD FROM MAY 1, 1996 TO AUGUST 16, 1996
                                           Suarro
                          Solutions,  Communications  Adjustments
                         Incorporated       Inc,        (a) (b)    Pro Forma
                         ____________  ____________  ____________  __________
Sales and Revenue        $          0             0                         0

Costs and expenses                  0             0                         0
 Cost of Sales                      0             0                         0
 Selling, general and
   administrative                   0         1,757                     1,757
 Research and
   development                      0             0                         0
Other expenses                      0             0                         0

                         ------------  ------------  ------------  ----------
Net loss before
 income taxes                       0             0             0      (1,757)
Income taxes                        0             0             0           0
                         ____________  ____________  ____________  __________

Net Loss                 $          0             0             0      (1,757)



Net loss per
 common share            $          0(a)   (0.0003)            -     (0.0003)

____________________

Notes to Pro Forma Combined Financial Statements

(a) Based on Solutions, Incorporated average shares outstanding of 1,000,000 and issuance of 5,200,000 shares to acquire Suarro Communications, Inc.


                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   SUARRO COMMUNICATIONS, INC.
                                   f/k/a SOLUTIONS, INCORPORATED



                                   By: /s/ Michael McAuliffe
                                      Michael McAuliffe,
                                      President

Dated:  January 15, 1997